Acquisition of ElectraMeccanica	6 Months Ended
Jun. 30, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisition of ElectraMeccanica	Acquisition of ElectraMeccanica
On March 26, 2024, Xos completed the acquisition of all of the issued and outstanding ElectraMeccanica Shares, in exchange for the issuance of 1,766,388 shares of Xos Common Stock. The transfer of common shares resulted in the Xos stockholders and ElectraMeccanica shareholders immediately prior to the transaction owning approximately 79% and 21% of Xos upon completion of the transaction, respectively. The Company accounted for the acquisition of ElectraMeccanica as an asset acquisition in accordance with Accounting Standards Codification Topic 805-50, Acquisition of Assets Rather than a Business, because the acquired set of assets and activities does not include a substantive process. Therefore, the acquired set of assets and activities does not meet the definition of a business. This determination was made with key judgments including the following:
•ElectraMeccanica has discontinued, recalled, and repurchased all previously sold three-wheeled electric vehicles (the “SOLO”), because of a loss of propulsion issue that resulted in the vehicles being under a “do not drive” order from the National Highway Traffic Safety Administration. All in-process research and development (“IPR&D”) projects to commercialize the SOLO or a new four-wheeled electric (the “E4”) have been terminated by ElectraMecannica. The IPR&D related to SOLO and E4 has nominal value and require significant time, cost, and engineering efforts to commercialize.
•The majority of the assembled workforce is performing administrative tasks or working on the destruction of the remaining inventory and closing of leased facilities. The acquired assembled workforce does not contain sufficient engineers with the knowledge and skill set to commercialize ElectraMeccanica’s terminated IPR&D projects.
Accordingly, the purchase consideration provided by Xos to effect the acquisition has been allocated to the acquired assets and assumed liabilities based upon their relative fair values. The following table summarizes the acquisition of ElectraMeccanica on March 26, 2024 (in thousands):

Purchase consideration (1)	$(35,588)

Assets acquired
Cash and cash equivalents	$50,240
Restricted cash	1,115
Prepaid expenses and other current assets	1,539
Other non-current assets	1,736
Total identifiable assets acquired	$54,630

Liabilities assumed
Accounts payable	$(804)
Other current liabilities (2)	(1,903)
Other non-current liabilities (2)	(16,335)
Total liabilities assumed	$(19,042)

Net assets acquired and liabilities assumed	$35,588
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(1)As a result of the asset acquisition accounting, the transaction costs of $3.7 million associated with the acquisition are included in the costs of the assets acquired and allocated amongst qualifying assets using the relative fair value basis. The transaction costs primarily included financial advisor fees, accounting, and legal expenses.
(2)The Company assumed two lease facilities in connection with the ElectraMeccanica acquisition which are reflected in other current liabilities and other non-current liabilities of approximately $1.2 million and $16.0 million, respectively.
The Company recognized $0.0 million and $2.0 million of severance related expenses in general and administrative expense in its condensed consolidated statements of operations and comprehensive loss during the three and six months ended June 30, 2024.